EXHIBIT 32.1

                           CERTIFICATION PURSUANT TO


                            18 U.S.C. SECTION 1350,


                             AS ADOPTED PURSUANT TO


                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Web Wizard, Inc. (the "Company") on Form 10-QSB as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ya Tang Chao, Chief Executive Officer of Web Wizard, Inc., certify, pursuant to 18 U.S.C. {section}1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                 /s/ Ya Tang Chao
                               __________________________
                                Ya Tang Chao
                                Chief Executive Officer
                                (Principal Executive Officer and Principal
                                Financial Officer)

                                Date: August 6, 2008